Profit from operations	12 Months Ended
Dec. 31, 2018
Profit From Operations [Abstract]
Profit from operations

3 Profit from operations

Enumerated below are movements in costs that have impacted profit from operations in 2018, 2017 and 2016. These include changes in our underlying business performance, as well as the impact of adjusting items, as defined in note 1, in profit from operations (note 3(d) to 3(h)).

(a) Employee benefit costs

	2018 £m	2017 £m	2016 £m

Wages and salaries	2,463	2,131	1,882

Social security costs	207	216	207

Other pension and retirement benefit costs (note 12)	212	215	101

Share-based payments – equity and cash-settled (note 25)	123	117	84

	3,005	2,679	2,274

(b) Depreciation, amortisation and impairment costs

		2018 £m	2017 £m	2016 £m

Intangibles	– amortisation and impairment of trademarks and similar intangibles (note 3(f))	377	383	149

	– amortisation and impairment of other intangibles	111	140	81

Property, plant and equipment	– depreciation and impairment	550	379	377

		1,038	902	607

Included within depreciation are gains and losses recognised on the sale of property, plant and equipment.

With effect from 1 January 2018, cigarette making machinery within property, plant and equipment is depreciated at 5% per annum (previously, between 3% and 7% per annum). The impact of this change in accounting estimate is a net reduction in depreciation expense for the year of £53 million.

(c) Other operating expenses include:

	2018 £m	2017 £m	2016 £m

Research and development expenses (excluding employee benefit costs and depreciation)	105	80	53

Exchange differences	(15)	(6)	(2)

Hedge ineffectiveness within operating profit	(8)	–	–

Rent of plant and equipment (operating leases)

– minimum lease payments	61	41	20

Rent of property (operating leases)

– minimum lease payments	110	85	51

Auditor's remuneration

Total expense for audit services pursuant to legislation:

– fees to KPMG LLP for Parent Company and Group audit	6.3	6.3	2.0

– fees to KPMG LLP firms and associates for local statutory and Group reporting audits	8.8	11.3	7.2

Total audit fees expense – KPMG LLP firms and associates	15.1	17.6	9.2

Audit fees expense to other firms	0.2	0.2	–

Total audit fees expense	15.3	17.8	9.2

Fees to KPMG LLP firms and associates for other services:

– audit-related assurance services	9.4	8.0	0.2

– other assurance services	0.3	4.1	0.1

– tax advisory services	–	–	0.2

– tax compliance	–	0.2	0.3

– audit of defined benefit schemes of the Company	0.4	–	–

– other non-audit services	–	–	1.4

	10.1	12.3	2.2

The total auditor’s remuneration to KPMG firms and associates included above are £25.2 million (2017: £29.9 million; 2016: £11.4 million).

During 2018 the Group incurred expenditure of £8.7 million (2017: £nil million, 2016: £nil million) within audit-related assurance services associated with the controls attestation of the Group’s implementation of Sarbanes-Oxley Section 404 during 2018.

During 2017, the Group incurred additional expenditure with the Group’s auditor, as part of the acquisition of the remaining shares in RAI not previously owned. This was due to the Securities and Exchange Commission (SEC) listing requirements to re-audit 2015 and 2016 under Public Company Accounting Oversight Board (“PCAOB”) standards, to audit the purchase price allocation, to provide assurance services on the registration documents and to provide, amongst other things, assurance services with regards to the planned 2018 implementation of Sarbanes-Oxley Section 404. Accordingly, the following costs, related to the acquisition of RAI and treated as an adjusting item, were incurred within the respective categories: audit-related assurance service £7.7 million and within other assurance services £3.5 million.

Under SEC regulations, the remuneration to KPMG firms and associates of £25.2 million in 2018 (2017: £30.1 million; 2016: £11.4 million) is required to be presented as follows: audit fees £24.7 million (2017: £29.2 million; 2016: £9.2 million), audit-related fees £0.4 million (2017: £0.5 million; 2016: £0.2 million), tax fees £nil million (2017: £0.2 million; 2016: £0.5 million) and all other fees £0.1 million (2017: £0.2 million; 2016: £1.5 million).

Total research and development costs including employee benefit costs and depreciation are £258 million (2017: £191 million; 2016: £144 million).

(d) Master Settlement Agreement

In 1998, the major US cigarette manufacturers (including R.J. Reynolds Tobacco Company, Lorillard and Brown & Williamson, businesses which are now part of Reynolds American) entered into the Master Settlement Agreement (MSA) with attorneys general representing most US states and territories. The MSA imposes a perpetual stream of future payment obligations on the major US cigarette manufacturers. The amounts of money that the participating manufacturers are required to annually contribute are based upon, amongst other things, the volume of cigarettes sold and market share (based on cigarette shipments in that year).

During 2012, R.J. Reynolds Tobacco Company, Santa Fe Natural Tobacco Company (SFNTC), various other tobacco manufacturers, 17 states, the District of Columbia and Puerto Rico reached an agreement related to the Non-Participating Manufacturer (NPM) adjustment under the MSA and three more states joined the agreement in 2013. Under this agreement, R.J. Reynolds Tobacco Company will receive credits, currently estimated to be more than US$1 billion, in respect of its Non-Participating Manufacturer (NPM) Adjustment claims related to the period from 2003 to 2012. These credits have been and will be applied against the companies’ MSA payments over a period of five years from 2013, subject to, and dependent upon, meeting the various ongoing performance obligations. During 2014, two additional states agreed to settle NPM disputes related to claims for the period 2003 to 2012. It is estimated that R.J. Reynolds Tobacco Company will receive US$170 million in credits, which will be applied over a five-year period from 2014. During 2015, another state agreed to settle NPM disputes related to claims for the period 2004 to 2014. It is estimated that R.J. Reynolds Tobacco Company will receive US$285 million in credits, which will be applied over a four-year period from 2015. During 2016, no additional states agreed to settle NPM disputes. During 2017, two more states agreed to settle NPM disputes related to claims for the period 2004 to 2014. It is estimated that R.J. Reynolds Tobacco Company will receive US$61 million in credits, which will be applied over a five-year period from 2017. During 2018, nine more states agreed to settle NPM disputes related to claims for the period 2004 to 2019, with an option through 2022, subject to certain conditions. It is estimated that R.J. Reynolds Tobacco Company will receive US$182 million in credits for settled periods through 2017, which will be applied over a five-year period from 2018. Also in 2018, one additional state agreed to settle NPM disputes related to claims for the period 2004 to 2024, subject to certain conditions. It is estimated that R.J. Reynolds Tobacco Company will receive US$205 million in credits for settled periods through 2017, which will be applied over a five-year period from 2019. Credits in respect of future years’ payments and the NPM Adjustment claims would be accounted for in the applicable year and will not be treated as adjusting items. Only credits in respect of prior year payments are included as adjusting items.

The BAT Group is subject to substantial payment obligations under the MSA and the state settlement agreements with the states of Mississippi, Florida, Texas and Minnesota (such settlement agreements, collectively State Settlement Agreements). RAl’s operating subsidiaries’ expenses and payments under the MSA and the State Settlement Agreements for 2017 amounted to US$2,856 million in respect of settlement expenses and US$4,612 million in respect of settlement cash payments. RAl’s operating subsidiaries’ expenses and payments under the MSA and the State Settlement Agreements for 2018 amounted to US$2,741 million in respect of settlement expenses and US$917 million in respect of settlement cash payments.

(e) Restructuring and integration costs

Restructuring costs reflect the costs incurred as a result of initiatives to improve the effectiveness and the efficiency of the Group as a globally integrated enterprise, including the relevant operating costs of implementing the new operating model. These costs represent additional expenses incurred, which are not related to the normal business and day-to-day activities.

The new operating model is underpinned by a global single instance of SAP with full deployment occurring during 2016 with benefits already realised within the business and future savings expected in the years to come. The initiatives also include a review of the Group’s trade marketing and manufacturing operations, supply chain, overheads and indirect costs, organisational structure and systems and software used.

The costs of the Group’s initiatives together with the costs of integrating acquired businesses into existing operations, including acquisition costs, are included in profit from operations under the following headings:

	2018 £m	2017 £m	2016 £m

Employee benefit costs	176	193	240

Depreciation, amortisation and impairment costs	48	85	64

Other operating expenses	145	330	325

Other operating income	(6)	(8)	(26)

	363	600	603

Restructuring and integration costs in 2018 include integration costs associated with the acquisition of RAI and ongoing costs of implementing the revisions to the Group’s operating model. This includes the cost of packages in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also cover downsizing activities in Russia, Germany and APME, partially offset by the income from sale of certain assets that have become available as part of the downsizing activities.

Restructuring and integration costs in 2017 include advisor fees and costs incurred related to the acquisition of the remaining shares in RAI not already owned by the Group, that completed on 25 July 2017 (note 24). It also includes the implementation of a new operating model and the cost of redundancy packages in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also cover integration costs incurred as a result of the RAI acquisition, factory closure and downsizing activities in Germany and Malaysia, certain exit costs and asset write-offs related to the withdrawal from the Philippines.

Restructuring and integration costs in 2016 principally related to the restructuring initiatives directly related to implementation of a new operating model and the cost of initiatives in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also covered factory closures and downsizing activities in Germany, Malaysia and Brazil, certain exit costs and asset write-offs related to the change in approach to the commercialisation of Voke, uncertainties surrounding regulatory changes and restructurings in Japan and Australia.

In 2018, other operating income includes gains from the sale of land and buildings in The Netherlands and in 2017, this included gains from the sale of land and buildings in Brazil. In 2016, this included gains from the sale of land and buildings in Malaysia.

(f) Amortisation and impairment of trademarks and similar intangibles

Acquisitions including RAI, TDR d.o.o. (TDR) and Skandinavisk Tobakskompagni (ST) in previous years, have resulted in the capitalisation of trademarks and similar intangibles which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge of £377 million (2017: £383 million; 2016: £149 million) is included in depreciation, amortisation and impairment costs in profit from operations.

(g) Fox River

As explained in note 28, a Group subsidiary has certain liabilities in respect of indemnities given on the purchase and disposal of former businesses in the United States and in 2011, the subsidiary provided £274 million in respect of claims in relation to environmental clean-up costs of the Fox River.

On 30 September 2014, a Group subsidiary, NCR, Appvion and Windward Prospects entered into a Funding Agreement with regard to the costs for the clean-up of Fox River.

In January 2017, NCR and Appvion entered into a consent decree with the US Government to resolve how the remaining clean-up will be funded and to resolve further outstanding claims between them.  The Consent Decree was approved by a US District Judge in August 2017 but is currently subject to appeal in the US Seventh Circuit Court of Appeals, refer to note 28 for further details.

In July 2016, the High Court ruled in a Group subsidiary’s favour that a dividend of €135 million paid by Windward to Sequana in May 2009 was a transaction made with the intention of putting assets beyond the reach of the Group subsidiary and of negatively impacting its interests. On 10 February 2017, further to a hearing in January 2017 to determine the relief due, the Court found in the Group subsidiary’s favour, ordering that Sequana must pay an amount up to the full value of the dividend plus interest which equates to around US$185 million, related to past and future clean-up costs. The Court granted all parties leave to appeal and Sequana a stay in respect of the above payments. In June 2018, the Court of Appeal heard arguments in the Sequana Claims Appeal (as defined in note 28). On 6 February 2019, the Court of Appeal gave judgment upholding the High Court’s findings, with one immaterial change to the method of calculating the damages awarded.  Sequana therefore remains liable to pay the above mentioned dividend. Due to the uncertain outcome of the case no asset has been recognised in relation to this ruling. In February 2017, Sequana entered into a process in France seeking court protection (the “Sauvegarde”), exiting the Sauvegarde in June 2017. No payments have been received.

The provision is £108 million at 31 December 2018 (2017: £138 million). Based on this Funding Agreement, £30 million has been paid in 2018, which includes legal costs of £5 million (2017: £25 million, including legal costs of £7 million; 2016: £17 million, including legal costs of £11 million). In addition, in 2016 the devaluation of sterling against the US dollar led to a charge of £20 million.

(h) Other adjusting items

In 2018, the Group incurred £294 million of other adjusting items, including £178 million related to Engle progeny litigation offset by credits related to the Non-Participating Manufacturers settlement, which have been adjusted within ‘other operating expenses’.

In 2018, the European Securities and Markets Authority (ESMA) recognised the specific issues related to Venezuela and proposed that companies with exposure to Venezuela use an “estimated” exchange rate rather than the official exchange rate, as otherwise required under IAS 21. Accordingly, the Group has used an exchange rate calculated with reference to the estimated inflation since the latest dividend payment in 2010. In addition, the net assets of the Group’s Venezuelan operations are subject to accounting adjustments IAS 29 Financial Reporting in Hyperinflationary Economies, as they are revalued, for accounting purposes, from their acquisition date to the balance sheet date. However, management believes that such a revaluation is not reflective of the recoverable value of those assets and have incurred an impairment charge of £110 million. This charge has been treated as an adjusting item as it does not reflect the underlying performance of the Group. The Group has also recognised a gain of £45 million within net finance costs (note 4), being the partial counter-party to the above non-monetary asset movement, generating a monetary gain due to hyperinflation accounting under IAS 29.

In 2017, the release of the fair value acquisition accounting adjustments to finished goods inventories of £465 million on the RAI acquisition has been adjusted within ‘Changes in inventories of finished goods and work in progress’. Also included in 2017 is the impairment of certain assets of £69 million related to a third-party distributor (Agrokor) in Croatia, that has been adjusted within ‘other operating expenses’.

In 2016, the Board of Audit and Inspection of Korea (“BAI”) concluded its tax assessment in relation to the 2014 year-end tobacco inventory, and imposed additional sales tax (excise and VAT) and penalties. This resulted in the recognition of a £53 million charge by a Group subsidiary. Management deems the tax and penalties to be unfounded and has appealed to the tax tribunal against the assessment. Based on the legal opinion from a local law firm, management believes that this appeal will be successful, and that the findings of the BAI will be reversed. On grounds of materiality and the high likelihood of the tax and penalties being reversed in future, the Group has classified the tax and penalties charge as an adjusting item in 2016.